                                  EXHIBIT 99.2


                                HEALTHSTAR CORP.
                   PRO FORMA CONDENSED COMBINED BALANCE SHEET
                                March 31, 2001
                                   (Unaudited)


The following unaudited pro forma condensed combined balance sheet combines the consolidated historical balance sheets of HealthStar as of March 31, 2001 and of M2 as of February 28, 2001, assuming the companies had been combined as of March 31, 2001, on a purchase accounting basis.


                                                     HealthStar        M2 Ltd.                      Pro Forma        Pro Forma
                                                     Historical      Historical         Total       Adjustments        Combined
                                                     ----------      ----------         -----       -----------       ---------
ASSETS
    Cash and cash equivalents                       $ 5,722,090      $  (51,096)    $ 5,670,994     $       --        $ 5,670,994
    Accounts receivable, net                                 --         425,450         425,450             --            425,450
    Other current assets                                  9,500         333,103         342,603             --            342,603
                                                    -----------      ----------     ------------    ----------        -----------
          Total current assets                        5,731,590         707,457       6,439,047             --          6,439,047
    Property and equipment, net                              --         116,546         116,546             --            116,546
    Goodwill                                                 --              --              --      2,736,484  (a)     2,736,484
    Other assets                                        216,008          11,353         227,361       (216,008) (d)        11,353
                                                    -----------      ----------     ------------    ----------        -----------
       Total assets                                 $ 5,947,598      $  835,356     $ 6,782,954     $2,520,476        $ 9,303,430
                                                    ===========      ==========     ===========     ==========        ===========
LIABILITIES AND SHAREHOLDERS' EQUITY
    Accounts payable and accrued expenses           $   199,674      $  517,128     $   716,802     $       --        $   716,802
    Notes payable                                            --          91,048          91,048             --             91,048
    Current portion of long-term debt                        --           5,765           5,765             --              5,765
    Other current liabilities                                --         293,459         293,459             --            293,459
                                                    -----------      ----------     ------------    ----------        -----------
       Total current liabilities                        199,674         907,400       1,107,074             --          1,107,074
                                                    -----------      ----------     ------------    ----------        -----------
Long-term debt, less current portion                         --         305,932         305,932             --            305,932
                                                    -----------      ----------     ------------    ----------        -----------
       Total liabilities                                199,674       1,213,332       1,413,006             --          1,413,006
                                                    -----------      ----------     ------------    ----------        -----------
SHAREHOLDERS' EQUITY
    Common stock                                          4,346          66,200          70,546        (66,200) (b)         6,846
                                                                                                         2,500  (c)
    Additional paid in capital                        9,516,378         513,522      10,029,900       (513,522) (b)    11,656,378
                                                                                                     2,140,000  (c)
    Retained earnings (accumulated deficit)          (3,772,800)       (957,698)     (4,730,498)       957,698  (b)    (3,772,800)
                                                    -----------      ----------     ------------    ----------        -----------
       Total shareholders' equity                     5,747,924        (377,976)      5,369,948      2,520,476          7,890,424
                                                    -----------      ----------     ------------    ----------        -----------
       Total liabilities and shareholders' equity   $ 5,947,598      $  835,356     $ 6,782,954     $2,520,476        $ 9,303,430
                                                    ===========      ==========     ===========     ==========        ===========

                See accompanying notes to the unaudited pro forma condensed combined balance sheet.

                                HEALTHSTAR CORP.
            PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                         YEAR ENDED MARCH 31, 2001
                                  (UNAUDITED)


The following unaudited pro forma condensed combined statement of operations combines the consolidated historical statement of operations of HealthStar Corp. for the year ended March 31, 2001 and M2 Ltd., for the year ended February 28, 2001, assuming the companies had been combined as of April 1, 2000, on a purchase accounting basis.


                                                                                           ADJUSTED
                                                        HEALTHSTAR       (SEE NOTE 1)     HEALTHSTAR
                                                        HISTORICAL       ELIMINATIONS     HISTORICAL
                                                       ------------      ------------     -----------
Revenue                                                $   943,650       $  (943,650)      $      --

Operating expenses:
    Cost of services                                        74,813           (74,813)             --
    Salaries and wages                                   1,227,832          (688,344)          539,488
    General and administrative                           1,531,359          (298,604)        1,232,755
    Depreciation and amortization                           59,315           (55,636)            3,679
                                                       -----------       -----------       -----------
Total operating expenses                                 2,893,319        (1,117,397)        1,775,922
                                                       -----------       -----------       -----------
(Loss) from operations                                  (1,949,669)          173,747        (1,775,922)

Non-operating income (expense):
    Interest income                                        311,270              --             311,270
    Interest expense                                       (10,305)             --             (10,305)
    Net gains (losses) on disposition of assets            (93,105)             --             (93,105)
    Gain on settlement of litigation                        81,714              --              81,714
    Other income                                              --                --                --
                                                       -----------       -----------       -----------
(Loss) before income taxes and extraordinary item       (1,660,095)          173,747        (1,486,348)

    Income tax expense                                       8,002              --               8,002
                                                       -----------       -----------       -----------
(Loss) before extraordinary item                        (1,668,097)          173,747        (1,494,350)
                                                       -----------       -----------       -----------
   Extraordinary gain on extinguishment of debt            200,000              --             200,000
                                                       -----------       -----------       -----------
Net (loss)                                             $(1,468,097)      $   173,747       $(1,294,350)
                                                       ===========       ===========       ===========

(Loss) per share - Basic and Diluted                   $     (0.34)                        $     (0.30)
                                                       ===========                         ===========

Weighted average shares - Basic and Diluted              4,345,872                           4,345,872
                                                       ===========                         ===========







                                                        M2, LTD.                             PRO FORMA         PRO FORMA
                                                       HISTORICAL           TOTAL           ADJUSTMENTS        COMBINED
                                                    ----------------    --------------    ---------------    --------------
Revenue                                                $ 3,366,923       $ 3,366,923       $      --            $3,366,923

Operating expenses:
    Cost of services                                     2,120,718         2,120,718              --             2,120,718
    Salaries and wages                                     657,621         1,197,109              --             1,197,109
    General and administrative                             559,007         1,791,762              --             1,791,762
    Depreciation and amortization                           50,284            53,963         273,648               327,611
                                                       -----------       -----------       -----------         -----------
Total operating expenses                                 3,387,630         5,163,552         273,648             5,437,200
                                                       -----------       -----------       -----------         -----------
(Loss) from operations                                     (20,707)       (1,796,629)       (273,648)           (2,070,277)

Non-operating income (expense):
    Interest income                                           --             311,270              --               311,270
    Interest expense                                      (102,970)         (113,275)             --              (113,275)
    Net gains (losses) on disposition of assets               --             (93,105)             --               (93,105)
    Gain on settlement of litigation                          --              81,714              --                81,714
    Other income                                           121,641           121,641              --               121,641
                                                       -----------       -----------       -----------       -------------
(Loss) before income taxes and extraordinary item           (2,036)       (1,488,384)       (273,648)           (1,762,032)

    Income tax expense                                        --               8,002              --                 8,002
                                                       -----------       -----------       -----------       -------------
(Loss) before extraordinary item                            (2,036)       (1,496,386)       (273,648)           (1,770,034)
                                                       -----------       -----------       -----------       -------------
   Extraordinary gain on extinguishment of debt               --             200,000              --               200,000
                                                       -----------       -----------       -----------       -------------
Net (loss)                                             $    (2,036)      $(1,296,386)      $(273,648)         $ (1,570,034)
                                                       ===========       ===========       ===========       =============

(Loss) per share - Basic and Diluted                                                                         $       (0.23)
                                                                                                             =============

Weighted average shares - Basic and Diluted                                                                     6,845,872
                                                                                                             =============


                          NOTES TO UNAUDITED PRO FORMA
                    CONDENSED COMBINED FINANCIAL INFORMATION



1.     BASIS OF PRESENTATION
       ---------------------


       The accompanying Unaudited Pro Forma Condensed Combined Balance Sheet gives effect to the acquisition, accounted for as a purchase business combination, as if it occurred on March 31, 2001. The Unaudited Pro Forma Condensed Combined Statements of Operations for the twelve months ended March 31, 2001 gives effect to the acquisition as if it occurred on April 1, 2000. The Unaudited Pro Forma Condensed Combined Balance Sheet is based on the historical statements of financial position of HealthStar as of March 31, 2001 and M2 as of February 28, 2001. The Unaudited Pro Forma Condensed Combined Statement of Operations are based on the historical results of operations of HealthStar for the twelve months ended March 31, 2001 and on the historical results of operations of M2 for the twelve months ended February 28, 2001.

       HealthStar disposed of its wholly owned subsidiary HealthStar, Inc. ("HSI"), on April 28, 2000. For purpose of presenting the Unaudited Pro Forma Condensed Combined Statement of Operations for the twelve months ended March 31, 2001, the historical results of operations of HealthStar reflect the elimination of the loss from operations of HSI of $173,747 for the 28 days ended April 28, 2000.

       The Unaudited Pro Forma Condensed Combined Balance Sheet and the Unaudited Pro Forma Condensed Combined Statements of Operations should be read in conjunction with the historical financial statements of HealthStar and of M2 and the related notes thereto. Such unaudited pro forma condensed combined financial information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the acquisition had been consummated during the periods or as of the dates for which the pro forma financial information are presented, nor is it necessarily indicative of future operating results or financial position of the combined company.

2.     PRO FORMA ASSUMPTIONS
       ---------------------

       Under the purchase business combination method of accounting, the assets and liabilities of the acquired company are recorded at their respective fair values as of the date of the acquisition and added to those of the acquiring company. Accordingly, total assets in the amount of $835,356 and total liabilities of $1,213,332 were recorded by HealthStar. The excess of the purchase price over the fair value of the net assets acquired, $2,736,484, has been allocated to goodwill.

       Assuming the transaction had occurred on March 31, 2001, the preliminary allocation of the purchase price to the historical net book values of the acquired assets and assumed liabilities of M2 would have been as follows:

              Value of HealthStar common shares issued
                 (exclusive of escrow shares)                                                   $2,142,500
              Estimated transaction costs                                                          216,008
                                                                                                ----------

                     Estimated total acquisition costs                                           2,358,508

              Add:   Liabilities assumed                                                         1,213,332
                                                                                                ----------

                     Fair value of common shares issued and
                        liabilities assumed                                                     $3,571,840
                                                                                                ==========

              Preliminary allocation to:
                 Current assets                                                                 $  707,457
                 Property and equipment                                                            127,899
                 Goodwill                                                                        2,736,484
                                                                                               -----------

                                                                                                $3,571,840
                                                                                                ==========

                          NOTES TO UNAUDITED PRO FORMA
                  CONDENSED COMBINED BALANCE SHEET (CONTINUED)



2.     PRO FORMA ASSUMPTIONS (Continued)
       ---------------------------------

       The 2.5 million shares of HealthStar common stock issued to Salesmation at the closing of the acquisition were valued at $0.857 per share, which is based upon HealthStar's stock price, as reduced by a 10% discount to reflect both the restricted nature of and the large block of shares issued, for a short period just before and after HealthStar and M2 reached agreement and announced the acquisition.

       The 1.5 million shares of HealthStar common stock placed in escrow pending M2 achieving certain financial targets will be valued at the average price of the shares over a period surrounding the date at which the escrow shares are either issued or, in the opinion of HealthStar, it becomes probable that M2 will achieve the financial targets. At such time, the value of such escrow shares will be added to the purchase consideration and allocated to goodwill and amortized over its remaining estimated life. Should M2 not achieve the financial benchmarks, the escrow shares will be canceled.

3.     PRO FORMA ADJUSTMENTS
       ---------------------

       The pro forma financial information reflects the following adjustments:

              a) To record the preliminary allocation of the purchase price to goodwill.
              b)    To eliminate M2 shareholders' equity accounts.
              c) To record the issuance of 2.5 million shares of HealthStar common stock.
              d)    To record estimated transaction costs.
              e) To record the amortization of Goodwill, assuming an estimated life of fifteen years.

       The pro forma adjustments included herein are subject to updates as additional information becomes available and as additional analyses are performed. The final allocation of the purchase price will be determined after completion of an analysis to determine the fair values of M2's tangible and identifiable intangible assets and liabilities. Accordingly, the final purchase accounting adjustments may be materially different from the unaudited pro forma adjustments presented herein. Any decrease in the net fair value of the assets and liabilities of M2 as compared to the information shown herein will have the effect of increasing the amount of the purchase price allocable to goodwill.

4.     PRO FORMA EARNINGS (LOSS) PER SHARE
       -----------------------------------

       Earnings per share data for each period are calculated by dividing pro forma net (loss) by the shares used to calculate earnings (loss) per share in the historical period plus the effect of the 2.5 million shares which were exchanged in connection with the acquisition. The potential effect on pro forma earnings (loss) per share of the escrow shares are excluded from the calculation of diluted earnings (loss) per share as the effect would be anti-dilutive.

5.     RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS
       -----------------------------------------

       In June 2001, the Financial Accounting Standards Board issued Statements of Financial Accounting Standards Nos. 141 and 142 addressing the accounting for business combinations and goodwill and other intangible assets. Under these standards, goodwill and certain other intangible assets would not be subject to amortization, but rather would be subject to periodic testing for impairment. Under the transition provisions, goodwill and intangible assets determined to have an indefinite useful life shall not be amortized in fiscal years beginning after December 15, 2001. Earlier adoption is permitted in limited circumstances. Additionally, guidance on how to determine and measure impairment is provided. HealthStar is evaluating the impact of its recent acquisition relative to these pronouncements.